Exhibit 10(g)(ii)

                                Second Amendment
                                       to
                            The Liz Claiborne 401(k)
                         Savings and Profit Sharing Plan

                            (As Amended and Restated
                         Effective as of April 1, 2000)


     Pursuant to Section 13.2 of The Liz Claiborne 401(k) Savings and Profit Sharing Plan (As Amended and Restated as of April 1, 2000) (the "Plan"), the Plan is hereby amended in the following particulars.

     1. The last sentence of clause (xiii) of paragraph (a) of Section 1.2 is hereby amended to read as follows:

     "The total amount of a Participant's Compensation taken into account under the Plan for any Plan Year shall not exceed $150,000 as adjusted from time to time by operation of law under section 401(a)(17) of the Code."

     2. The last sentence of Clause (xliv) of paragraph (a) of Section 1.2 is hereby amended to read as follows:

     "Total earnings taken into account under the Plan for any Plan Year shall not exceed $150,000 as adjusted from time to time by operation of law under section 401(a)(17) of the Code."

     3. Clause (ii) of paragraph (f) of Section 3.1 is hereby amended to read as follows:

     " with respect to Matching Contributions, if he is a Full Time employee, for payroll periods ending prior to January 1, 2002, he has completed a Year of Vesting Service (or has a Year of Eligibility Service for the computation period ending in the 2000 Plan Year), and for payroll periods ending after January 1, 2002, he has completed one-half (1/2) of a Year of Vesting Service, and if he is a Part Time employee, he has completed a Year of Eligibility Service;"

     4 The first sentence of Section 4.6 is amended to read as follows:

     "The Contribution Agreement of a Participant who makes a hardship withdrawal from his Tax-Saver Contributions Account pursuant to Section 8.3 shall be suspended as of the payroll period in which the withdrawal is made until:

     (a) for withdrawals made prior to January 1, 2002, the next payroll period that is at least 12 months after the date of such withdrawal;
     (b) for withdrawals made on or after January 1, 2002, the next payroll period that is at least 6 months after the date of such withdrawal."

     EXECUTED this 21st day of December, 2001, to be effective January 1, 2002.


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                                       LIZ CLAIBORNE, INC.


                                       By: Nicholas J. Rubino
                                           ------------------

                                       Its: Vice President Deputy General
                                            Counsel and Secretary